EXHIBIT 10.1

[Letterhead of EDAP TMS S.A.]

July 9, 2007

HT Prostate Therapy Management Company, LLC
HealthTronics, Inc.
1301 Capital of Texas Highway
Suite 200B
Austin, Texas 78746
USA

Ladies and Gentlemen:

        Reference is made to the Agreement and Release dated as of April 3, 2007 (the “Agreement”), among HT Prostate Therapy Management Company, LLC, HealthTronics, Inc., EDAP TMS S.A., EDAP S.A. and Technomed Medical Systems S.A. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.

        Pursuant to Section 2.4 of the Agreement, the HT Prostate Parties agreed to pay any Excess Proceeds to Parent Corporation. The EDAP Parties hereby irrevocably waive all right to, release the HT Prostate Parties from any obligation to pay, and will not accept any payment of, any Excess Proceeds that may be payable to Parent Corporation under the terms of the Agreement.

        This letter agreement shall amend the Agreement as provided above. The Agreement as amended by this letter agreement shall continue in full force and effect.

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        Please confirm your agreement with the foregoing by countersigning both copies of this letter where indicated and returning one copy to EDAP TMS S.A. at the address provided above.

Very truly yours,

EDAP TMS S.A.

By: /s/ Marc Oczachowski
Name: Marc Oczachowski
Title: Chief Executive Officer

EDAP S.A.

By: /s/ Marc Oczachowski
Name: Marc Oczachowski
Title: Chief Executive Officer

TECHNOMED MEDICAL SYSTEMS S.A.

By: /s/ Marc Oczachowski
Name: Marc Oczachowski
Title: Chief Executive Officer

Accepted and Agreed:

HT PROSTATE THERAPY MANAGEMENT COMPANY, LLC

By: /s/ James S.B. Whittenburg
Name: James S.B. Whittenburg
Title: Vice President

HEALTHTRONICS, INC.

By: /s/ James S.B. Whittenburg
Name: James S.B. Whittenburg
Title: President - Urology Services